THESE WARRANTS AND THE SECURITIES THAT MAY BE ISSUED UPON THE EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT 5:00 P.M. ON MAY ___, 2015.

SHARE PURCHASE WARRANTS TO PURCHASE SHARES OF COMMON STOCK OF

ORGENESIS INC.

Warrant #**2013-05-01** No. of Warrants: **1,526,718**

THIS IS TO CERTIFY THAT Advanced Technology Materials, Inc., a Delaware corporation(the **"Holder"**), has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, **1,526,718**fully paid and non-assessable shares of common stock (the **"Shares"**) in the capital of Orgenesis Inc., a Nevada corporation (hereinafter called the **"Company"**), on or before 5:00 p.m. eastern time on May 6, 2015 (the **"Expiry Date"**) at a price per Share of US $1.00(the **"Exercise Price"**) on the terms and conditions attached hereto as Appendix A (the **"Terms and Conditions"**).

1. These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase the Shares only in accordance with those Terms and Conditions.

2. Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this 6th day of May, 2013.

ORGENESIS INC.

Per: ______________________
Authorized Signatory

APPENDIX A

TERMS AND CONDITIONS dated May 6, 2013, attached to the Warrants issued by Orgenesis Inc.

1. INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a) "**Company**" means Orgenesis Inc. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(b) "**Company's Auditors**" means an independent firm of accountants duly appointed as auditors of the Company;

(c) "**Director**" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d) "**herein**", "**hereby**" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e) "**person**" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f) "**Shares**" means the shares of common stock in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of such shares;

(g) "**Subscription Agreement**" means the subscription agreement between the Company and the Warrant Holder pursuant to which these Warrants were issued.

(h) "**Warrant Holders**" or "**Holders**" means the holders of the Warrants;

(i) "**Warrants**" means the warrants of the Company issued and presently authorized and for the time being outstanding; and

(j) "**Warrant Shares**" means the Shares issued upon exercise of the Warrants.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4 Applicable Law; Jurisdiction

The Warrant and the terms hereof are governed by the laws of the State of Nevada and the federal laws applicable therein. The Company agrees to submit to the jurisdiction of the courts of the Southern District for the State of New York in any proceeding involving this Warrant Certificate and the Warrants issued hereunder.

2. ISSUE OF WARRANTS

2.1 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2 Warrants to Rank *Pari Passu*

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company will rank *pari passu*, whatever may be the actual dates of issue or grant thereof or of the dates of the certificates by which they are evidenced.

2.3 Issue in substitution for Lost Warrants

(a) In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company shall, at the request of the Holder, issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant, and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b) The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its reasonable discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its reasonable discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4 Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof as a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3. NOTICE

All notices and other communications given or made to the Holder or the Company shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified; (b) five days after having been sent by United States registered or certified mail, return receipt requested, postage prepaid; or (c) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3:

If to the Holder:

Advanced Technology Materials, Inc.
7 Commerce Drive
Danbury, CT 06810
Phone: (203) 794-1100
Attention: Patrick Shima, Deputy Chief Legal
Officer & Assistant Secretary

With a copy to:

Wiggin and Dana LLP
Two Stamford Plaza
281 Tresser Boulevard
Stamford, CT 06901
Phone: (203) 363-7600
Attention: Mark S. Kaduboski, Esq.

If to the Issuer:

Orgenesis Inc.
21 Sparrow Circle
White Plains, NY 10605
Phone: (914) 949-0631
Attention: Chief Financial Officer
Email: dov.w@orgenesis.com

4. EXERCISE OF WARRANTS

4.1 Legends

Please note that all share certificates issued upon exercise hereof must be legended as follows:

> THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN

EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.2 Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed form of exercise attached hereto and a bank draft or certified check payable to the Company for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant toSection 3.

4.3 Effect of Exercise of Warrants

(a) Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b) Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him, her or them at his, her or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.4 Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which the Holder is entitled to purchase pursuant to the surrendered Warrant and which are not then purchased.

4.5 Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.6 Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.7 Time of Essence

Time will be of the essence hereof.

4.8 Subscription Price

Each Warrant is exercisable at a price per share (the **"Exercise Price"**) of US$1.00, subject to adjustment as described in Section 4.9 below. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.9 Adjustment of Exercise Price

(a) The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(i) If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(ii) In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "**Reorganization**"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company's resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.9(a)(ii).

(b) In the event the Company issues any common shares or securities convertible into common shares at a price less than the Price (as defined in the Subscription Agreement) (the "**New Issuance Price**") while any Warrants remain unexercised, the Price (as defined in the Subscription Agreement) shall be reduced for any unexercised Warrants to the New Issuance Price.

(c) The adjustments provided for in this Section 4.9 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.10 Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.9, such questions will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5. REGISTRATION RIGHTS

The Company is under no obligation to effect any registration with respect to the Warrant Shares or to file for or comply with an exemption from registration other than as provided in that certain registration rights agreement providing for "piggyback" registration rights and other customary provisions related thereto to be entered into by and between the Company and the Holder contemporaneously herewith.

6. MODIFICATION OF TERMS, ETC.

6.1 Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

6.2 Warrants Not Transferable

The Warrant and all rights attached to it are not transferable.

[Signature page follows.]

DATED as of the date first above written in these Terms and Conditions.

ORGENESIS INC.

Per: ______________________
Authorized Signatory

FORM OF EXERCISE

TO: Orgenesis Inc.
21 Sparrow Circle, White Plains, NY, 10605

Terms which are not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant Certificate dated May 6, 2013 (the **"Warrant Certificate"**) held by the undersigned and issued by Orgenesis Inc. (the **"Company"**).

The undersigned hereby exercises the right to acquire ___________ shares of common stock (the **"Shares"**) of the Company in accordance with and subject to the provisions of such Warrant Certificate and hereby makes payment of the purchase price in full for the said number of Shares.

The undersigned represents that, at the time of the exercise of these Warrants, all of the representations and warranties contained in the Subscription Agreement are true and accurate.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES
	TOTAL:	

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

DATED this ________ day of _________________ , ______.

In the presence of:

Advanced Technology Materials, Inc.

X______________________________
Signature of Witness

X______________________________
Signature of Authorized Representative ofWarrant Holder

Please print below your name and address in full.

Advanced Technology Materials, Inc.

Name (Mr./Mrs./Miss) ______________________________

Address 7 Commerce Drive

City, State, Zip Danbury, CT 06810

INSTRUCTIONS FOR EXERCISE

The signature to the form of exercise must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign. In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.